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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      SEPTEMBER 15, 2004
                                                      --------------------------

                         CHOICE ONE COMMUNICATIONS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           0-29279                                        16-1550742
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  (Commission File Number)                     (IRS Employer Identification No.)

    100 CHESTNUT STREET, SUITE 600
      ROCHESTER, NEW YORK 14604                                  14604
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (585) 246-4231
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE

                  On September 15, 2004, Choice One Communications Inc. (the "Company", "us" or "we") commenced a solicitation of consents in support of our pre-packaged Chapter 11 plan of reorganization by mailing copies of a disclosure statement relating to our joint plan of reorganization to holders of our senior debt and subordinated notes.

                  We are furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 to this report is the Disclosure Statement relating to Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated September 15, 2004. The information in this Current Report on Form 8-K under Item 7.01, including the information included as Exhibit 99.1, is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed".

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

99.1 Disclosure Statement relating to Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated September 15, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CHOICE ONE COMMUNICATIONS INC.


                                                 By:  /s/ Ajay Sabherwal
                                                 -------------------------------
                                                 Name: Ajay Sabherwal
                                                 Title: Chief Financial Officer



Date: September 15, 2004


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                                  EXHIBIT INDEX


 EXHIBIT NO.                          DESCRIPTION

   99.1 Disclosure Statement relating to Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated September 15, 2004.